FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2018
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

NOTE 22 - FINANCIAL RISK MANAGEMENT

The Company’s businesses are exposed to a variety of financial and market risks (including foreign exchange risk, interest rate risk and price risk). The Company’s global risk management program focuses on the uncertainty of financial markets and seeks to minimize potential adverse effects on the performance of the Company. The Company uses derivatives to hedge certain risks. A description of the primary policies established by the Company to manage financial risks are provided below:

Interest Rate Risk

As of December 31, 2018, the Company maintains all of its debt liabilities at a fixed rate as to avoid fluctuations in financial expenses resulting from tax rate increases.

The Company’s greatest indebtedness corresponds to own issued Chilean local bonds at a fixed rate in the amount of UF16,928 million denominated in UF (“UF”), a currency indexed to inflation in Chile (the Company’s sales are correlated with the UF variation).

There is also the Company’s indebtedness on the international market through a 144A/RegS Bond at a fixed rate for US$365 million (original amount issued US$575 million and partial prepayment in October 2019 for US$210 million), denominated in dollars, and practically 100% of which has been re-denominated to BRL through Cross Currency Swaps.

Credit risk

The credit risk to which the Company is exposed comes mainly from trade accounts receivable maintained with retailers, wholesalers and supermarket chains in domestic markets; and the financial investments held with banks and financial institutions, such as time deposits, mutual funds and derivative financial instruments.

a.     Trade accounts receivable and other current accounts receivable

Credit risk related to trade accounts receivable is managed and monitored by the area of Finance and Administration of each business unit. The Company has a wide base of more than 100 thousand clients implying a high level of atomization of accounts receivable, which are subject to policies, procedures and controls established by the Company. In accordance with such policies, credits must be based objectively, non-discretionary and uniformly granted to all clients of a same segment and channel, provided these will allow generating economic benefits to the Company. The credit limit is checked periodically considering payment behavior. Trade accounts receivable pending of payment are monitored on a monthly basis.

i.	Sale Interruption:

In accordance with Corporate Credit Policy, the interruption of sale must be within the following framework: when a customer has outstanding debts for an amount greater than US$ 250,000, and over 60 days expired, sale is suspended. The General Manager in conjunction with the Finance and Administration Manager authorize exceptions to this rule, and if the outstanding debt should exceed US$1,000,000, and in order to continue operating with that client, the authorization of the Chief Financial Officer is required. Notwithstanding the foregoing, each operation can define an amount lower than US$250,000 according to the country’s reality.

ii.	Impairment

The impairment recognition policy establishes the following criteria for provisions: 30% is provisioned for 31 to 60 days overdue, 60% between 60 and 91 days, 90% between 91 and 120 days overdue and 100% for more than 120 days. Exemption of the calculation of global impairment is given to credits whose delays in the payment correspond to accounts disputed with the customer whose nature is known and where all necessary documentation for collection is available, therefore, there is no uncertainty on recovering them. However, these accounts also have an impairment provision as follows: 40% for 91 to 120 days overdue, 80% between 120 and 170, and 100% for more than 170 days.

iii.	Prepayment to suppliers

The Policy establishes that US$25,000 prepayments can only be granted to suppliers if its value is properly and fully provisioned. The Treasurer of each subsidiary must approve supplier warranties that the Company receives for prepayments before signing the respective service contract. In the case of domestic suppliers, a warranty ballot (or the instrument existing in the country) shall be required, in favor of Andina executable in the respective country, non-endorsable, payable on demand or upon presentation and its validity will depend on the term of the contract. In the case of foreign suppliers, a stand-by credit letter will be required which shall be issued by a first line bank; in the event that this document is not issued in the country where the transaction is done, a direct bank warranty will be required. Subsidiaries can define the best way of safeguarding the Company’s assets for prepayments under US$25,000.

iv.	Guarantees

In the case of Chile, we have insurance with Compañía de Seguros de Crédito Continental S.A. (AA rating -according to Fitch Chile and Humphreys rating agencies) covering the credit risk regarding trade debtors in Chile for 91% both for the existing as well as the expired debt, total amount of the trade debtors in Chile reached ThCh$63,322,758. A provision of ThCh$1,343,691 has been made for the portion of past due outstanding debt portfolio not covered by the insurance.

The rest of the operations do not have credit insurance, instead mortgage guarantees are required for volume operations of wholesalers and distributors in the case of trade accounts receivables. In the case of other debtors, different types of guarantees are required according to the nature of the credit granted.

Historically, uncollectible trade accounts have been lower than 0.5% of the Company’s total sales.

b.    Financial investments

The Company has a Policy that is applicable to all of the companies of the group in order to cover credit risks for financial investments, restricting both the types of instruments as well as the institutions and degree of concentration. The companies of the group can invest in:

a.

Time deposits: only in banks or financial institutions that have a risk rating equal or higher than Level 1  (Fitch) or equivalent for deposits of less than 1 year and rated A (S&P) or equivalent for deposits of more than 1 year.

b.

Mutual funds: investments with immediate liquidity and no risk of capital (funds composed of investments at a fixed-term, current account, fixed rate Tit BCRA, negotiable obligations, Over Night, etc.) in all those counter-parties that have a rating greater than or equal to AA-(S&P) or equivalent, Type 1 Pacts and Mutual Funds, with AA+ rating (S&P) or equivalent.

c.	Other investment alternatives must be evaluated and authorized by the office of the Chief Financial Officer.

Exchange Rate Risk

The company is exposed to three types of risk caused by exchange rate volatility:

a)    Exposure of foreign investment

This risk originates from the translation of net investment from the functional currency of each country (Brazilian Real, Paraguayan Guaraní, and Argentine Peso) to the Parent Company’s reporting currency (Chilean Peso). Appreciation or devaluation of the Chilean Peso with respect to each of the functional currencies of each country, originates decreases and increases in equity, respectively. The Company does not hedge this risk.

a.1 Investment in Argentina

As of December 31, 2018, the Company maintains a net investment of ThCh$141,415,980 in Argentina, composed by the recognition of assets amounting to ThCh$241,496,143 and liabilities amounting to Ch$100,080,163. These investments accounted for 24.6% of the Company’s consolidated sales revenues

As of December 31, 2018, the Argentine peso devalued by 44.1% with respect to the Chilean peso.

If the exchange rate of the Argentine Peso depreciated an additional 5% with respect to the Chilean Peso, the Company would have lower income from the operation in Argentina of ThCh$1,008,205 and a decrease in equity of ThCh$4,547,092, originated by lower asset recognition of ThCh$8,049,598 and by lower liabilities recognition of ThCh$3,502,506.

a.2 Investment in Brazil

As of December 31, 2018, the Company maintains a net investment of ThCh$266,078,105 in Brazil, composed by the recognition of assets amounting to ThCh$814,443,115 and liabilities amounting to ThCh$548,365,009. These investments accounted for 32.3% of the Company’s consolidated sales revenues.

As of December 31, 2018, the Brazilian Real devalued by 3.5% with respect to the Chilean peso.

If the exchange rate of the Brazilian Real depreciated an additional 5% with respect to the Chilean Peso, the Company would have lower income from the operation in Brazil of ThCh$1,755,781 and a decrease in equity of ThCh$12,297,287, originated by lower asset recognition of ThCh$36,589,434 and by lower liabilities recognition of ThCh$24,292,147.

a.3 Investment in Paraguay

As of December 31, 2018, the Company maintains a net investment of ThCh$247,867,392 in Paraguay, composed by the recognition of assets amounting to ThCh$286,061,496 and liabilities amounting to ThCh$38,194,104. These investments accounted for 8.9% of the Company’s consolidated sales revenues.

As of December 31, 2018, the Paraguayan Guarani appreciated by 6.0% with respect to the Chilean peso.

If the exchange rate of the Paraguayan Guaraní devalued by 5% with respect to the Chilean Peso, the Company would have lower income from the operations in Paraguay of ThCh$1,220,490 and  a decrease in equity of ThCh$11,738,373 originated by lower asset recognition of ThCh$13,360,934 and lower liabilities recognition of ThCh$1,622,561.

b)	Net exposure of assets and liabilities in foreign currency

This risk stems mostly from carrying liabilities in US dollar, so the volatility of the US dollar with respect to the functional currency of each country generates a variation in the valuation of these obligations, with consequent effect on results.

As of December 31, 2018, the Company maintains a net liability position totaling ThCh$251,124,893, basically composed of bonds payable and leasing contracts for ThCh$257,041,934 partially offset by financial assets denominated in dollars for ThCh$5,917,041.

All U.S. Dollar liabilities amounting to ThCh$257,041,934 correspond to dollar liabilities of the Chilean, Argentinean and Brazilian operations and are, therefore, exposed to the volatility of the Chilean peso against the U.S. Dollar.

In order to protect the Company from the effects on income resulting from the volatility of the Brazilian Real and the Chilean Peso against the U.S. dollar, the Company maintains derivative contracts (cross currency swaps) to cover almost 100% of US dollar-denominated financial liabilities.

By designating such contracts as hedging derivatives, the effects on income for variations in the Chilean Peso and the Brazilian Real against the US dollar, are mitigated annulling its exposure to exchange rates.

The Company’s net exposure as of December 31, 2018, to foreign currency over existing assets and liabilities, discounting the derivatives contracts, is an asset position of ThCh$2,466,157.

c)	Assets purchased or indexed to foreign currency exposure

This risk originates from purchases of raw materials and investments in Property, plant and equipment, whose values are expressed in a currency other than the functional currency of the subsidiary. Changes in the value of costs or investments can be generated through time, depending on the volatility of the exchange rate.

Annual purchases of raw materials denominated or indexed in U.S. dollars, amounts to 19% of our cost of sales or approximately US$340 million.

In order to minimize this risk, the Company maintains a currency hedging policy stipulating that it is necessary to enter into foreign currency derivatives contracts to lessen the effect of the exchange rate over cash expenditures expressed in US dollars, corresponding mainly to payment to suppliers of raw materials in each of the operations. This policy stipulates a 12‑month forward horizon. As of December 31, 2018, US$56.8 million for future purchases have been hedged-for the following 12 months.

According to the percentage of purchases of raw materials which are carried out or indexed to U.S. dollars, a possible change in the value of the US dollar by 5% in the four countries where the Company operates, and excluding derivatives contracts taken to mitigate the effect of currency volatility, keeping everything constant, would lead to a lower accumulated result amounting to ThCh$5,861,388 as of December 31, 2018. Currently, the Company has contracts to hedge this effect in Chile, Argentina, Paraguay and Brazil.

Commodities risk

The Company is subject to a risk of price fluctuations in the international markets mainly for sugar, aluminum and PET resin, which are inputs required to produce beverages and, as a whole, account for 35% to 40% of operating costs. Procurement and anticipated purchase contracts are made frequently to minimize and/or stabilize this risk. The possible effects in these Consolidated Financial Statements, in case of a 5% increase in prices of its main raw materials, would be a reduction of ThCh$7,762,189 in earnings for the period ended December 31, 2018. To minimize this risk or stabilize often supply contracts and anticipated purchases are made when market conditions warrant.

Liquidity risk

The products we sell are mainly paid for in cash and short-term credit; therefore, the Company´s main source of financing comes from the cash flow of our operations. This cash flow has historically been sufficient to cover the investments necessary for the normal course of our business, as well as the distribution of dividends approved by the General Shareholders’ Meeting. Should additional funding be required for future geographic expansion or other needs, the main sources of financing to consider are: (i) debt offerings in the Chilean and foreign capital markets (ii) borrowings from commercial banks, both internationally and in the local markets where the Company operates; and (iii) public equity offerings

The following table presents an analysis of the Company’s committed maturities for liability payments throughout the coming years:

	Maturity
		More than 1	More than 2	More than 3	More than 4
Item	1 year	year up to 2	years up to 3	up to 4	years
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Bank debt	21,579,550	1,597,027	787,777	772,051	81,286
Bond payable	42,991,809	42,909,590	39,560,554	39,411,666	844,765,446
Operating lease obligations	7,305,508	9,516,692	9,072,970	9,032,343	22,059,516
Purchase obligations	64,406,811	9,126,536	9,338,111	233,004	240,600
Total	136,283,678	63,149,845	58,759,412	49,449,064	867,146,848